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                                                                    EXHIBIT 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the inclusion in this registration statement on Form S-1 filed by American Medserve Corporation of our report dated August 30, 1996, on our audit of the financial statements of Royal Care of America, Inc. We also consent to the reference to our firm under the caption "Experts."

                                          COOPERS & LYBRAND L.L.P.

Albany, New York
September 5, 1996